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                                                                  Exhibit 10.30
                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of May 8, 1995 (the "Effective Date") by and among Scientific Measurement Systems, Inc., a Texas corporation (the "Company"), and Howard L. Burris, Jr., a resident of Texas (hereinafter referred to as "Investor").

                                   RECITALS:
                                   ---------

     Concurrent with the signing of this Agreement, the Company and the Investor are signing the Conversion Agreement (the "Conversion Agreement") providing for the conversion of certain promissory notes executed by the Company, payable to Investor, into shares of the Company's common stock ("Common Stock").

     THEREFORE, for and in consideration of the covenants herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. OPTIONAL REGISTRATIONS.  If (and on each occasion that) the Company
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proposes to register any of its shares of Common Stock or securities convertible into or exchangeable for Common Stock under the Securities Act of 1933 (the "Securities Act") (other than a registration solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Security and Exchange Commission ("SEC") is applicable), and if, in connection therewith the Company may lawfully register the Common Stock of the Investor, the Company will give written notice to the Investor or Investors who are recorded on the Company's stock transfer records as holding outstanding Registrable Securities (as hereinafter defined) (the "Holders") of such proposal not later than forty-five (45) days prior to the anticipated filing date of such registration, and will include in such registration and effect the registration under the Securities Act of all Registrable Securities that such Holders may request in writing by notice delivered to the Company within twenty (20) days after receipt by such Holder of the notice given by the Company; provided,
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however, that in connection with any such offering by the Company of any of its
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securities, no such registration of Registrable Securities shall be required if the managing underwriter, if any, for the Company advises the Company in writing that including all or part of the Registrable Securities in such offering will materially and adversely affect the proposed offering and jeopardize the Company's ability to sell its securities pursuant to the registration statement due to the absolute number of Registrable Securities being included in such offering. If such managing underwriter advises the Company that, in its opinion, part of the Registrable Securities may be included in such offering without materially and adversely affecting the proposed offering, then the Company shall be obligated to include such limited number of Registrable Securities in such offering, which Registrable Securities shall be taken from those owned and held by a group consisting of the Holders and other holders of Common Stock having registration rights that are pari passu with those of the Holders, and such limitation shall be imposed upon the Holders and such other holders pro rata on the basis of the total number of Registrable Securities owned by the Holders and such other holders or obtainable by them upon
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the exercise of rights with respect to other securities owned by them. All expenses of such registration and offering (including the Company's attorneys' fees) shall be borne by the Company, except that the Holders shall bear underwriting commissions and discounts attributable to their Registrable Securities being registered and the fees and expenses of separate counsel, if any, for such Holders. The Investor shall be entitled to an unlimited number of registrations under Section 1 of this Agreement.

     If the Company elects to terminate any registration filed under this
Section 1, the Company will have no obligation to register the securities sought to be included by Investor in such registration. Additionally, each Investor included in any underwritten registration shall be entitled at any time to withdraw such Registrable Securities from such registration prior to its effective date in the event that such Investor shall disapprove of any of the terms of the related underwriting agreement.

     2.  Registration on Form S-3.
         ------------------------

          (a) If any Holder requests that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which would exceed $250,000, and the Company is a registrant entitled to use form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form; provided,
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however, that the Company shall not be required to effect more than one
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registration pursuant to this Section 2 in any twelve-month period. The Company will (i) promptly give written notice of the proposed registration to all other Holders and (ii) as soon as practicable, use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within thirty (30) days after receipt of such written notice from the Company. If the registration is for a public offering involving an underwriting, the substantive provisions of Section 1 shall be applicable to each registration initiated under this
Section 2. All expenses of such registration and offering (including the Company's attorneys' fees) shall be borne by the Company, except that the Holders shall bear underwriting commissions and discounts attributable to their Registrable Securities being registered and the fees and expenses of separate counsel, if any, for such Holders. The Investor shall be entitled to an unlimited number of registrations under Section 2 of this Agreement.

          (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 2: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (ii) if the Company, within ten (10) days of

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the receipt of the request of the Holder, gives notice of its bona fide intention to effect the filing of a registration statement with the SEC within ninety (90) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities); (iii) during the period starting with the date sixty (60) days prior to the filing of, and ending on a date three (3) months following the effective date of, a registration statement (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; (iv) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors, it would be seriously detrimental to the Company or its stockholders for registration statements to be filed in the near future or for any disclosure to be made that, in the opinion of the Board of Directors duly advised by counsel, is required to be made in connection with the sale of Registrable Securities pursuant to such registration, provided that the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed ninety (90) days from the receipt of the request to file such registration by such Holder, and provided, further, that the Company shall not exercise its right under this clause to defer such obligation more than once in any twelve-month period.

      3. Registrable Securities. For purposes of this Agreement, the term
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"Registrable Securities" shall mean both of the following:

          (a) the Common Stock issued to Investor pursuant to the Conversion Agreement; and

          (b) any Common Stock issued or issuable with respect to the Common Stock identified in Section 3(a) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

However, the meaning of the term "Registrable Securities" shall not include any shares of Common Stock that have at any time been sold in a registered public offering or pursuant to Rule 144. Subject to compliance with applicable federal and state securities laws and to Section 12 of this Agreement, the registration rights granted under this Agreement may be assigned by the Investor, provided that notice of such transfer and assignment, together with the name and address of the transferee, is given to the Company.

      4. Procedure for Registration. Whenever the Company is required under this
         --------------------------
Agreement to register Registrable Securities, it agrees to do the following:

          (a) Use its best efforts to prepare promptly for filing with the SEC a registration statement and such amendments and supplements to said registration statement and the prospectus as may be necessary to keep the registration statement effective and to comply with the provisions of the Securities Act for the period necessary to complete the proposed public offering (but in no event more than 120 days);

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          (b)  Furnish to each Holder such copies of each preliminary and final prospectus and such other documents as each Holder may reasonably request to facilitate the disposition of such Holder's Registrable Securities;

          (c) Enter into any underwriting agreement with provisions reasonably required by the proposed underwriter for the Holders, if any; and

          (d) Use all reasonable efforts to register or qualify the Registrable Securities covered by the registration statement under the securities or "blue-sky" laws of such jurisdictions as any Holder may reasonably request, although the Company will not be required to register in any states that require it to qualify to do business or subject itself to general service of process, and the Company will not be required to register in more states than is necessary to permit the sale of the securities.

     5.  Limitation On Sales. In connection with any underwritten offering by
         -------------------
the Company in which some or all of the Investors participate, the Investors shall, if requested by the managing underwriter or underwriters thereof, agree not to sell any of their Registrable Securities or any other securities of the Company owned by the Investors in any transaction other than pursuant to such underwritten offering for a period beginning sixty (60) days prior to the date the Company and the underwriter reasonably expect the registration statement to become effective, and for such period after the effective date of the registration statement as is agreed upon by the underwriters and Company.

     6.  Delayed Offering. The Company may delay any underwritten offering when,
         ----------------
in its good faith judgment, a condition or pending transaction exists the disclosure of which would reasonably be expected to have a material adverse effect on the Company. The Company may delay or withdraw any offering for any reason.

     7.  Indemnification. The Company will indemnify each Investor who holds
         ---------------
Registrable Securities, and each of its officers, directors and partners and each other person, if any, who controls such person within the meaning of
Section 15 of the Securities Act, against any losses, claims, damages, expenses, or liabilities to which such persons may become subject under the Securities Act, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement or any preliminary prospectus or final prospectus or amendment or supplement thereto on the effective date thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse such persons for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not
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be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or any preliminary prospectus or final prospectus or amendment or supplement thereto, in reliance upon and in conformity with

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written information furnished to the Company through an instrument duly executed by such person specifically for use in the preparation thereof.

     It shall be a condition precedent to the obligation of the Company to include in any registration statement any Registrable Securities, that the Company shall have received an undertaking, satisfactory to the Company, from each Holder of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph) the Company, each director of the Company, each officer of the Company who shall sign such registration statement and any person who controls the Company within the meaning of the Securities Act, with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company through an instrument duly executed by the Holder specifically for use in the preparation of such registration statement, preliminary prospectus or final prospectus or such amendment or supplement thereto.

     Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses incurred by the latter in connection with the defense thereof.

      8. Rule 144 Requirements. For so long as the Company is subject to the
         ---------------------
reporting requirements of the Securities and Exchange Act of 1934, the Company will use its best efforts to file with the SEC such information as the SEC may require and will use its best efforts to make available Rule 144.

      9. Obligations in a Registration. Any Investor owning Common Stock
         -----------------------------
included in any registration agrees to furnish such information regarding such person and the securities sought to be registered as the Company may reasonably request in connection with the registration, qualification or compliance.

     10. Limitations on Subsequent Registration Rights. The Company shall not,
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without the prior written consent of the Investor holding securities representing at least a majority of the then outstanding Common Stock subject to this Agreement enter into any agreement granting any (a) subsequent purchaser or prospective holder of any securities of the Company, registration rights with respect to such securities unless such registration rights are subordinate to and do not override or conflict with the registration rights granted Investor in this Agreement and (b) other stockholder registration rights that conflict with this Agreement.

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     11. Restrictions on Public Sale by the Company. The Company agrees not to
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effect any public sale or other distribution of its Common Stock or securities convertible into or exchangeable for Common Stock, during the period commencing on the seventh (7th) day prior to, and ending on the ninetieth (90th) day following, the effective date of any underwritten registration pursuant to this Agreement, except in connection with any such underwritten registration.

     12. Transfer of Registration Rights. The rights granted Investor under
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this Agreement may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by an Investor provided that (a) such transfer may otherwise be effected in accordance with applicable securities laws, and (B) such assignee or transferee acquires at least twenty-five percent (25%) of the Common Stock then owned by such Investor (subject to appropriate adjustment(s) for stock splits, dividends, subdivisions, combinations, and recapitalizations).

     13. Complete Agreement. This Agreement together with the Conversion
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Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements. This Agreement may not be modified without the written consent of the parties hereto.

     14. Term. This Agreement shall terminate as to any Investor upon the
         ----
written consent of such Investor, and shall terminate with respect to all Investors upon the date which is five (5) years from the Effective Date.

     15. Severability. If any provision of this Agreement is held to be
         ------------
illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom. Furthermore, in lieu of each illegal, invalid, or unenforceable provision there shall be added automatically as part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

     16. Governing Law. This Agreement will be governed by and construed in
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accordance with Texas law, excluding choice of law and conflicts of law principles.

     17. Mutual Drafting. This Agreement is the joint product of the Company,
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and Investor, whom has been represented by counsel. Each provision of this
Agreement has been subject to the mutual consultation, negotiation and agreement of the parties and their counsel, and this Agreement shall not be construed for or against any of the parties.

     18. Good Faith Performance. Each of the parties to this Agreement agrees to
         ----------------------
act in good faith to accomplish the purposes of this Agreement and to fulfill all of the covenants and conditions contained herein.

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     Executed March 8, 1996 to be effective as of the Effective Date.

                                SCIENTIFIC MEASUREMENT SYSTEMS, INC.



                                By: /s/ LARRY SECREST
                                   --------------------------------------------
                                Printed Name: Larry Secrest
                                Title: President and CEO


                                INVESTOR:



                                /s/ HOWARD L. BURRIS, JR.
                                -----------------------------------------------
                                Howard L. Burris, Jr.

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